Exhibit 10.23
NOVATION AGREEMENT
This Novation Agreement (“Agreement”) is made the 27th day APRIL of 2006 between:
A.	Metrostar Management Corporation of 35 Panepistimiou str., Athens, Greece for and on behalf of themselves and the Owners of the vessels listed in Appendix A hereto (hereafter the “Sellers”)

B.	Quintana Maritime Limited of Marshall islands (hereafter the “Buyers”)

C.	Bunge S.A. of Geneva (hereafter the “Charterers”)

A.	Whereas, the Sellers entered into a Charterparty with the Charterers on the terms of a charterparty, together with addenda 1 and 2 thereto, dated attached as Appendix B (hereafter together referred to as the “Charter Agreement”);

B.	Whereas the Charter Agreement covers the 17 vessels set out in Appendix C hereto;

C.	Whereas the parties are desirous of transferring the Sellers’ obligations and liabilities under the Charter Agreement from the Sellers to the Buyers in respect of all vessels;
IT IS NOW THEREFORE AGREED AS FOLLOWS:
1.	From the date of this Agreement (“the Effective Date”), the Buyers confirm that they are in a position and agree to perform fully all the obligations of the Sellers under the Charter Agreement and the Buyers agree to be bound by all the terms and conditions of the Charter Agreement.

2.	The Charterers release the Sellers and its affiliates from any liability for future performance of the Charter Agreement from the Effective Date.

3.	The Charterers recognise the Buyers as the new contracting party to the Charter Agreement to replace the Sellers from the Effective Date and agree with the Buyers to perform the Charter Agreement in every respect from the Effective Date.

4.	The parties agree that the Sellers shall remain responsible to the Charterers for liabilities, if any, arising out of the performance by the Sellers of the Charter Agreement prior to the Effective Date, and the Buyers shall have no liability to the Charterers in respect of such liabilities arising prior to the Effective Date.

5.	The Charterers remain responsible to the Sellers for all obligations under the Charter Agreement arising prior to the Effective Date.

6.	The Charter Agreement shall remain in full force and effect except as modified by this Agreement.

7.	This Agreement shall be interpreted, construed and governed by English law and any dispute hereunder shall be subject to arbitration as provided for in the Charter Agreement.
In witness thereof, the parties have caused this Agreement to be signed by their duly authorised representatives.

Signed
On behalf of the Sellers, Metrostar Management Corp.

By:

Name:

Title:

Signed:
On behalf of the Buyers, Quintana Maritime Limited

By:

Name:

Title:

Signed:
On behalf of Bunge S.A.

By:
Name:	WURMSEE
Title:	DIRECTOR